Exhibit 99.10

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

The unaudited pro forma condensed combined balance sheet as of September 30, 2020 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2020 and for the year ended December 31, 2019, combine the unaudited pro forma condensed combined financial statements of 180 with the financial statements of “KBL” c/k/a 180 Life Sciences Corp, f/k/a KBL Merger Corp IV. to give effect to the business combination. Additionally, the financial statements of 180 (where 180 refers to the post-combination results of 180 Life Sciences Corp. f/k/a CannBioRx Life Sciences Corp.), CBR Pharma, 180 LP and CannBioRx (where CannBioRx refers to the pre-combination results of 180 Life Sciences Corp. f/k/a CannBioRx Life Sciences Corp.) were combined to give effect to the Reorganization. The Reorganization and business combination are reflected as if they had occurred on January 1, 2019 with respect to the unaudited pro forma condensed combined statements of operations and on September 30, 2020 with respect to the unaudited pro forma condensed combined balance sheet.

Accounting for the Merger

The financial statements of KBL, 180, CBR Pharma, 180 LP, CannBioRx and Katexco were prepared in accordance with GAAP. In the Reorganization between 180 (the legal acquiree) and the 180 Subsidiaries (Katexco, CBR Pharma and 180 LP) which was consummated on July 16, 2019, it was determined that Katexco was the accounting acquirer and the remaining companies were the accounting acquirees. In the business combination between KBL and the newly combined 180, the business combination was accounted for as a reverse recapitalization of 180.

The unaudited pro forma condensed combined financial information should be read in conjunction with the financial statements of each of KBL, 180 and the 180 Subsidiaries.

The unaudited pro forma condensed combined financial information includes reclassifications to conform the 180 Subsidiaries’ historical accounting presentation to 180’s accounting presentation.

The unaudited pro forma adjustments give effect to events that are directly attributable to the transactions and are based on available data and certain assumptions that management believes are factually supportable. In addition, with respect to the unaudited condensed combined statements of operations, the unaudited pro forma adjustments are expected to have a continuing impact on the combined results.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and to aid you in your analysis of the financial aspects of the transactions. The unaudited pro forma condensed combined financial information described above has been derived from the historical financial statements of 180, KBL and the 180 Subsidiaries and the related notes. The unaudited pro forma condensed combined financial information is based on 180’s accounting policies. Further review may identify additional differences between the accounting policies of 180, KBL and the 180 Subsidiaries. The unaudited pro forma adjustments and the pro forma condensed combined financial information do not reflect the impact of synergies or post-transaction management actions and are not necessarily indicative of the financial position or results of operations that may have actually occurred had the transactions taken place on the dates noted, or of 180’s future financial position or operating results.

Pursuant to KBL’s Charter, public stockholders were offered the opportunity to redeem, upon the Closing, shares of KBL Common Stock then held by them for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account. On November 5, 2020, stockholders holding 816,461 public shares exercised their right to redeem such public shares into a pro rata portion of the Trust Account. As a result, an aggregate of approximately $9,006,493 was removed from the Trust Account to pay such holders. November 5, 2020 was the last day for stockholders to redeem any shares of the Company. The below pro forma financial statements give effect to this transaction.

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180 LIFE SCIENCES CORP.

BUSINESS COMBINATION

Unaudited Pro Forma Condensed Combined Balance Sheet

September 30, 2020

	180	KBL (as restated)	KBL Pro Forma Adjustments		KBL As Adjusted	Pro Forma Adjustments		Intercompany Eliminations	Pro Forma Combined
	Note A	Note B	Note C			Note D		Note E	Note F
Assets
Current Assets:
Cash	$32,691	$473,851	$8,996,367	(a),(b),(d),(g)	$9,470,218			$-	$9,502,909
Restricted cash	-	179,014	2,820,986	(d),(e)	3,000,000	-		-	3,000,000
Due from related parties	322,085	-	-		-	-		-	322,085
Prepaid income taxes	-	25,633	-		25,633	-		-	25,633
Prepaid expenses and other current assets	167,012	42,665	-		42,665	-		-	209,677

Total Current Assets	521,788	721,163	11,817,353		12,538,516	-		-	13,060,304

Cash and marketable securities held in Trust Account	-	10,303,227	(10,303,227)	(b)	-	-		-	-
Other assets	-	-	-		-	-		-	-
Property and equipment, net	41,134	-	-		-	-		-	41,134
Intangible assets, net	1,985,202	-	-		-	-		-	1,985,202
In-process research and development	12,494,049	-	-		-	-		-	12,494,049
Goodwill	35,799,062	-	-		-	-		-	35,799,062

Total Assets	$50,841,235	$11,024,390	$1,514,126		$12,538,516	$-		$-	$63,379,751

Liabilities and Stockholders’ Equity

Current Liabilities:
Accounts payable and accrued expenses	$7,633,916	$2,399,591	$1,953,333	(e),(g)	$4,352,924	$59,668	(b),(c)	$-	$12,046,508
Accrued issuable equity	-	207,397	103,402	(e)	310,799	-		-	310,799
Accounts payable and accrued expenses - related party	551,694	-	-		-	(3,183)	(c)	-	548,511
Convertible promissory note - related party	270,000	287,301	-		287,301	-		-	557,301
Advances due - 180	-	543,161	-		543,161	-		(543,161)	-
Due to related parties, net	25,711	795,003	(795,003)	(c)	-	-		-	25,711
Loans payable	306,113	10,000	-		10,000	-		-	316,113
Loans payable - related parties	460,881	-	-		-	-		-	460,881
Convertible notes payable, net of discount	365,750	1,777,660	-		1,777,660	-		-	2,143,410
Derivative liability	-	256,670	-		256,670	-		-	256,670

Total Current Liabilities	9,614,065	6,276,783	1,261,732		7,538,515	56,485		(543,161)	16,665,904

Loans payable - non current portion	93,029	-	-		-	-		-	93,029
Convertible notes payable - non current portion	1,768,779	-	-		-	(1,768,779)	(c)	-	-
Convertible notes payable - related parties - non current portion	263,457	-	-		-	(263,457)	(c)	-	-
Deferred tax liability	3,635,124	-	-		-	-		-	3,635,124

Total Liabilities	15,374,454	6,276,783	1,261,732		7,538,515	(1,975,751)		(543,161)	20,394,057

Commitments and Contingencies

Preferred stock, subject to redemption	-	-	2,603,265	(e)	2,603,265	-		-	2,603,265
					-
Common stock, subject to redemption	-	-	-		-	-		-	-
					-
Stockholders’ Equity:					-
Preferred stock	-	-	-		-	-		-	-
Common stock	8	547	209	(a),(b),(c),(f)	756	1,790	(a),(c)	-	2,554
Additional-paid in capital	76,293,471	12,680,301	711,420	(a),(b),(c),(f)	13,391,721	(8,940,739)	(a),(c)	-	80,744,453
Accumulated other comprehensive income	(409,823)	-	-		-	-		-	(409,823)
Retained earnings/accumulated deficit	(40,416,875)	(7,933,241)	(3,062,500)	(f),(g)	(10,995,741)	10,914,700	(b)	543,161	(39,954,755)

Total Stockholders’ Equity	35,466,781	4,747,607	(2,350,871)		2,396,736	1,975,751		543,161	40,382,429

Total Liabilities and Stockholders’ Equity	$50,841,235	$11,024,390	$1,514,126		$12,538,516	$-		$-	$63,379,751

See notes to the unaudited pro forma condensed combined financial information

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180 LIFE SCIENCES CORP.
BUSINESS COMBINATION
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Nine Months Ended September 30, 2020

	180	KBL (as restated)	Pro Forma Adjustments		Pro Forma Combined
	Note A	Note B	Note C
Operating Expenses:
Research and development	$1,025,360	$-	$-		$1,025,360
General and administrative-related parties	221,511	-	-		221,511
General and administrative	1,985,268	5,546,753	(5,581,289)	(a)	1,950,732

Total Operating Expenses	3,232,139	5,546,753	(5,581,289)		3,197,603

Loss From Operations	(3,232,139)	(5,546,753)	5,581,289		(3,197,603)

Other Income (Expense):
Other income - related parties	240,000	-	-		240,000
Other income	15,208	-	-		15,208
Interest income	-	38,704	(38,704)	(b)	-
Interest expense	(408,404)	(1,821,599)	340,759	(b)	(1,889,244)
Interest expense - related party	(64,758)	-	28,332	(b)	(36,426)
Loss on issuance of convertible promissory note	-	(1,657,522)	-		(1,657,522)
Change in fair value of derivative liability and accrued issuable equity	-	(15,972)	-		(15,972)
Gain on extinguishment, net	491,624	-	-		491,624

Total Other Income (Expense)	273,670	(3,456,389)	330,387		(2,852,332)

(Loss) Income Before Provision for Income Taxes	(2,958,469)	(9,003,142)	5,911,676		(6,049,935)

Income tax benefit (provision)	15,175	-	-		15,175

Net Loss	$(2,943,294)	$(9,003,142)	$5,911,676		$(6,034,760)

Loss per share:
Basic	$(34.63)	$(1.90)			$(0.25)
Diluted	$(34.63)	$(1.90)			$(0.25)

Weighted average common shares outstanding
Basic	85,004	4,727,424	18,941,492	(c)	23,668,916
Diluted	85,004	4,727,424	18,941,492	(c)	23,668,916

See notes to the unaudited pro forma condensed combined financial information

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180 LIFE SCIENCES CORP.
BUSINESS COMBINATION
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2019

	180	KBL	Pro Forma Adjustments		Pro Forma Combined
	Note A	Note B	Note C
Operating Expenses:
Research and development	$2,794,716	$-	$-		$2,794,716
Rental income -related parties	(170,872)	-	-		(170,872)
General and administrative	7,976,030	1,208,943	(672,304)	(a)	8,512,669
Modification of stock award - related parties	12,959,360	-	-		12,959,360
General and administrative -related parties	473,425	-	-		473,425

Total Operating Expenses	24,032,659	1,208,943	(672,304)		24,569,298

Loss From Operations	(24,032,659)	(1,208,943)	672,304		(24,569,298)

Other Income (Expense):
Gain on sale of property and equipment	1,714	-	-		1,714
Other income, net	407,651	-	-		407,651
Other income - related parties	552,329	-	-		552,329
Interest income	4,039	1,374,898	(1,374,898)	(b)	4,039
Interest income -related parties	2,170	-	-		2,170
Interest expense	(160,185)	-	123,112	(b)	(37,073)
Interest expense -related parties	(30,563)	-	9,604	(b)	(20,959)
Loss on extinguishment on convertible notes payable	(703,188)	-	-		(703,188)
Change in fair value of accrued issuable equity	(327,879)	-	-		(327,879)
Change in fair value of accrued issuable equity-related parties	(3,893,086)	-	-		(3,893,086)

Total Other Income (Expense)	(4,146,998)	1,374,898	(1,242,182)		(4,014,282)

Income (Loss) Before Provision for Income Taxes	(28,179,657)	165,955	(569,878)		(28,583,580)

Income tax benefit (provision)	20,076	(257,255)	257,255	(c)	20,076

Net Loss	$(28,159,581)	$(91,300)	$(312,623)		$(28,563,504)

Loss per share:
Basic (restated)	$(281.60)	$(0.02)			$(1.24)
Diluted (restated)	$(281.60)	$(0.02)			$(1.24)

Weighted average common shares outstanding
Basic (restated)	100,000	4,223,791	18,786,263	(d)	23,110,054
Diluted (restated)	100,000	4,223,791	18,786,263	(d)	23,110,054

See notes to the unaudited pro forma condensed combined financial information

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Basis of Presentation

The unaudited pro forma condensed combined financial information set forth herein is based on the historical financial statements of 180 and the historical financial statements of KBL. The unaudited pro forma condensed combined financial information is presented as if the business combination had been completed on January 1, 2019 with respect to the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2020 and for the year ended December 31, 2019 and on September 30, 2020 in respect of the unaudited pro forma condensed combined balance sheet.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations had the business combination occurred as of the date indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the combined company will experience after the completion of the business combination.

We have accounted for the business combination in these unaudited pro forma condensed combined financial statements as a reverse recapitalization, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 805 “Business Combinations” (“ASC 805”). In accordance with ASC 805, this is a capital transaction of 180 (the legal acquiree) and is the equivalent to the issuance of shares by 180 for the net monetary assets of KBL, accompanied by a recapitalization.

Pro forma adjustments reflected in the unaudited pro forma condensed combined balance sheet are based on items that are factually supportable and directly attributable to the business combination. Pro forma adjustments reflected in the pro forma condensed combined statements of income are based on items that are factually supportable, directly attributable to the business combination and are expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial information does not reflect the cost of any integration activities or benefits from the business combination, including potential synergies that may be generated in future periods.

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Pro Forma Adjustments

Potential Legal Matters

The Company may initiate legal action against former executives of KBL for non-disclosure in its June 30, 2020 and September 30, 2020 financial statements of the matters recently disclosed in the Amended Quarterly Reports on Form 10-Q for such periods (the “Amended Reports”). If such legal action is initiated, the Company would seek damages to cover, at a minimum, the unrecorded and contingent liability obligations and legal fees discussed in the Amended Reports. There can be no assurance that, if such legal action is initiated, that the Company will be successful in its legal actions. The unaudited pro forma combined financial statements do not reflect any potential recovery for such items, given that the realization of cash flows associated with the gain contingency are not relatively certain.

The following pro forma adjustments give effect to the business combination.

Unaudited Pro Forma Condensed Combined Balance Sheet – As of September 30, 2020

Note A	Derived from the unaudited condensed consolidated balance sheet of 180 as of September 30, 2020 included elsewhere in this filing.

Note B	Derived from the unaudited restated condensed balance sheet of KBL as of September 30, 2020.

Pro Forma Adjustments:

Note C	(a)	To give effect to (1) the redemption of 816,461 KBL shares (subtracts par value of $82) for an aggregate cash payout of $9,006,493 on November 5, 2020 at $11.03 per share; and (2) the issuance of 761,062 IPO shares (adds par value of $76) of common stock at $10.00 per share for aggregate gross proceeds of $7,610,619 pursuant to a Guarantee and Commitment Agreement whereby Tyche will purchase enough shares to ensure that KBL has $5,000,001 in net tangible assets at the closing of the Business Combination. It should be noted that, as of the filing date, Tyche has not fulfilled its obligations pursuant to the Guarantee and Commitment Agreement

	(b)	To give effect to (a) the reclassification of the $10,303,227 in the KBL Trust Account to unrestricted cash; and (2) the issuance of 1,200,250 KBL shares (adds par value of $120) pursuant to certain KBL shareholder rights.

	(c)	To give effect to the conversion of $795,003 of KBL due to related parties and $0 of accrued interest into 198,751 shares of KBL common stock (adds par value of $20).

	(d)	To reclassify $179,014 of restricted cash into unrestricted cash at the time of the Business Combination.

(e)

On June 26, 2020, KBL entered into a Securities Purchase Agreement (the “SPA”) dated June 12, 2020, whereby upon the second closing pursuant to the SPA, upon the completion of the Business Combination and the registration statement becoming effective, as well as certain other conditions being satisfied, the Company shall have the right to have a certain investor purchase all of the authorized Series A Convertible Preferred Stock (1,000,000 shares) of the Company for an aggregate purchase price of $3,000,000. In connection with the issuance of the Series A Convertible Preferred Stock the Company incurred issuance costs of $396,735 in the form of cash ($293,333) and warrants ($103,402) recorded as a discount to the face value of the preferred stock.

The Preferred Stock shall be convertible into common stock at a conversion price of $5.28 per share at the election of the holder at any time following issuance, subject to adjustment.

At any time following the three-month anniversary of the Business Combination, the holder of the Preferred Stock has the right to force the Company to redeem all or any portion of the Preferred Stock then owned by the holder in cash, hence the preferred stock is classified as temporary equity. The Series A Convertible Preferred Stock redemption features require bifurcation, however the value was indeterminable as of the date of the pro forma balance sheet.. As a result, the Company did not recognize a separated component at its fair value related to the redemption features in these pro forma financial statements.

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Subsequent to the closing of the Business Combination and prior to the filing date of this report, all of the holders of preferred stock elected to convert their entire preferred stock holdings into shares of KBL common stock. These conversions were not directly related to the Business Combination and have not been reflected in these pro forma financial statements.

	(f)	To give effect to the issuance of 250,000 shares of KBL common stock to certain vendors at the closing of a Business Combination (adds par value of $25) for total compensation of $1,312,500 based on a $5.25 per share valuation of KBL common stock. Furthermore, to give effect to the issuance of 500,000 shares of KBL common stock (previously recorded as stock-based compensation) pursuant to a severance agreement (adds par value of $50).

(g)

To reflect a contractual cash payment of $90,000 to a certain vendor upon transfer of the remaining funds from the trust account into unrestricted cash.

To reflect a $1,750,000 accrual for investment banking success fees due at closing of the business combination.

Note D	(a)	To give effect to the reverse recapitalization whereby KBL will issue 17,500,000 shares (adds par value of $1,750) of KBL Common Stock to the shareholders of 180 and the elimination of 86,049 shares (subtracts par value of $8) of 180 common stock.

(b)

To give effect to an additional $81,041 of 180 merger expenses to be incurred subsequent to September 30, 2020 with an offset to accounts payable. Also, to eliminate KBL’s $10,995,741 accumulated deficit.

(c)

To give effect to the conversion of $1,768,779 of convertible notes and $21,373 of accrued interest into 419,625 shares of KBL common stock (adds par value of $42). To give effect to the conversion of $263,457 of convertible notes — related parties and $3,183 of accrued interest — related parties into 63,269 shares of KBL common stock (adds par value of $6).

Note E	To reverse $543,161 of bad debt allowance on 180’s books and then to eliminate the intercompany loans between 180 and KBL.

Note F	The below table illustrates the allocation of ownership interests in the combined entity.

September 30, 2020	Number of Shares
KBL outstanding shares	5,467,916
Shares issuable to 180 shareholders (1)	17,500,000
Conversion of rights into shares of KBL	1,200,250
Tyche backstop shares, after purchase	761,062
Automatic conversion of debt	681,645
Shares redeemed on November 5, 2020	(816,461)
Shares issued for success fees	250,000
Shares issued pursuant to severance agreement	500,000
25,544,412

(1)	Certain Canadian shareholders have the ability to elect to receive Exchangeable Shares. For pro forma purposes the Company has assumed all Exchangeable Shares have been converted into KBL Common Stock.

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Unaudited Pro Forma Condensed Combined Statement of Operations For The Nine Months Ended September 30, 2020

Note A	Derived from the unaudited condensed consolidated statement of operations of 180 for the nine months ended September 30, 2020 included elsewhere in this filing.

Note B	Derived from the unaudited restated condensed statement of operations of KBL for the nine months ended September 30, 2020.

Pro Forma Adjustments:

Note C	a)	To give effect to a new employment agreement whereby a new executive will receive aggregate cash compensation of $270,000 (which represents the nine month effect of base year cash compensation of $360,000). Furthermore, to eliminate $2,726,289 of non-recurring merger related expenses and $3,125,000 of expenses related to the CEO.

	b)	To eliminate $38,704 of interest income derived from KBL’s investment account as the cash within the investment account would have likely been reclassified to a non-interest bearing account upon the Closing. To eliminate aggregate interest expense of $340,759 related to notes payable that were converted upon the close of the business combination. To eliminate aggregate interest expense – related party of $28,332 related to notes payable that were converted upon the close of the Business Combination.

c)

The below table illustrates the adjustment to the weighted average shares outstanding used in the earnings per share calculations for the 17,500,000 shares of KBL Common Stock issued as consideration to the 180 stockholders, less the 1,050,000 holdback shares (6% of the 17,500,000 shares issuable to the 180 stockholders, which will be held in escrow for 12 months in order to satisfy any potential indemnification claims of KBL, plus 681,645 shares issuable upon the automatic conversion of certain convertible debt, plus 761,062 shares related to the Tyche backstop, the 1,200,250 shares of KBL Common Stock issued as a result of conversion of rights, the issuance of 250,000 shares of common stock related to investment banking fees, plus the issuance of 500,000 shares related to a severance agreement, less 816,461 shares that were redeemed on November 5, 2020, less the 85,004 weighted average shares outstanding of 180 common stock. The diluted loss per share data is calculated based on net loss divided by the weighted average shares outstanding.

September 30, 2020	Weighted Average Number of Shares
Shares issuable to 180 shareholders	17,500,000
Holdback shares	(1,050,000)
Tyche backstop shares, after purchase	761,062
Automatic conversion of debt	681,645
Shares redeemed on November 5, 2020	(816,461)
Shares issued pursuant to severance agreement	500,000
Shares issued for success fees	250,000
Conversion of rights into shares of KBL	1,200,250
Elimination of 180’s historical shares	(85,004)
Total adjustment	18,941,492

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Unaudited Pro Forma Condensed Combined Statement of Operations For The Year Ended December 31, 2019

Note A	Derived from the unaudited pro forma condensed combined statement of operations of 180 for the year ended December 31, 2019 included elsewhere in this filing.

Note B	Derived from the audited statement of operations of KBL for the year ended December 31, 2019.

Pro Forma Adjustments:

Note C	a)	To give effect to a new employment agreement whereby a new executive will receive aggregate cash compensation of $240,000. Furthermore, to eliminate $922,304 of non-recurring merger related expenses.

	b)	To eliminate interest income derived from KBL’s investment account as the cash within the investment account would have likely been reclassified to a non-interest bearing account upon the Closing. To eliminate aggregate interest expense of $132,716 related to notes payable that will be converted upon close of the business combination.

	c)	To eliminate the KBL income tax provision as the combined entity is expected to incur a loss during the period.

	d)	The below table illustrates the adjustment to the 17,500,000 weighted average shares outstanding used in the earnings per share calculations for the additional shares of KBL Common Stock issued as consideration to the 180 stockholders, less the 1,050,000 holdback shares (6% of the 17,500,000 shares issuable to the 180 stockholders, which will be held in escrow for 12 months in order to satisfy any potential indemnification claims of KBL), plus 681,645 shares issuable upon the automatic conversion of certain convertible debt, the 33,618, remaining redeemable shares of KBL Common Stock reclassified from temporary equity, the 1,200,250 shares of KBL Common Stock issued as a result of conversion of rights, the issuance of 250,000 shares of common stock related to the settlement of investment banking fees, plus the issuance of 500,000 shares related to an severance agreement, plus 761,062 Tyche backstop shares, less 990,312 shares that were redeemed during 2020, less the 100,000 shares outstanding of 180 common stock. The diluted loss per share data is calculated based on net loss divided by the weighted average shares outstanding.

(as restated)
December 31, 2019	Weighted Average Number of Shares
Share consideration for transaction	17,500,000
Holdback shares	(1,050,000)
Shares redeemed	(990,312)
Automatic conversion of debt	681,645
Tyche backstop shares, after purchase	761,062
Reclassification from temporary equity to permanent equity	33,618
Shares issued pursuant to severance agreement	500,000
Shares issued upon settlement of accounts payable	250,000
Conversion of rights into shares of KBL	1,200,250
Elimination of 180’s historical shares	(100,000)
Total adjustment	18,786,263

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180 LIFE SCIENCES CORP.

REORGANIZATION

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2019

	180	CBR Pharma	180 LP	CannBioRx	Pro Forma Adjustments		Intercompany Eliminations	Pro Forma Combined
	Note A	Note B	Note C	Note D	Note E		Note F
Operating Expenses:
Research and development	$1,887,402	$623,578	$283,736	$-	$-		$-	$2,794,716
Rental income - related parties	(25,946)	(186,688)	-	-	-		41,762	(170,872)
General and administrative	5,701,705	2,284,027	882,848	1,730,334	(1,267,662)	(a),(c)	(1,355,222)	7,976,030
Modification of stock award-related parties	12,959,360	-	-	-	-		-	12,959,360
General and administrative - related parties	340,765	132,660	-	-	-		-	473,425

Total Operating Expenses	20,863,286	2,853,577	1,166,584	1,730,334	(1,267,662)		(1,313,460)	24,032,659

Loss From Operations	(20,863,286)	(2,853,577)	(1,166,584)	(1,730,334)	1,267,662		1,313,460	(24,032,659)

Other Income (Expense):
Gain on sale of property and equipment	1,714	-	-	-	-		-	1,714
Other income, net	-	-	407,651	-	-		-	407,651
Other income - related parties	552,329	-	-	-	-		-	552,329
Interest income	3,727	2,193	-	-	-		(1,881)	4,039
Interest income - related parties	-	2,170	-	-	-		-	2,170
Interest expense - related parties	(23,074)	-	(7,489)	-	-		-	(30,563)
Interest expense	(162,066)	-	-	-	-		1,881	(160,185)
Loss on extinguishment on convertible notes payable	(703,188)	-	-	-	-		-	(703,188)
Change in fair value of accrued issuable equity	(327,879)	-	-	-	-		-	(327,879)
Change in fair value of accrued issuable equity - related parties	(3,881,819)	(11,267)	-	-	-		-	(3,893,086)

Total Other Income (Expense)	(4,540,256)	(6,904)	400,162	-	-		-	(4,146,998)

(Loss) Income Before Provision for Income Taxes	(25,403,542)	(2,860,481)	(766,422)	(1,730,334)	1,267,662		1,313,460	(28,179,657)

Provision for income taxes	9,496	-	-	-	10,580	(c)	-	20,076

Net Loss	$(25,394,046)	$(2,860,481)	$(766,422)	$(1,730,334)	$1,278,242		$1,313,460	$(28,159,581)

Earnings per share:
Basic	$(405.52)							$(281.60)
Diluted	$(405.52)							$(281.60)

Number of common shares outstanding
Basic	62,621				37,379	(b)		100,000
Diluted	62,621				37,379	(b)		100,000

See notes to the unaudited pro forma condensed combined financial information

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Basis of Presentation

The unaudited pro forma condensed combined financial information set forth herein is based upon the financial statements of 180 (inclusive of Katexco, the accounting acquirer, plus the historical pre-Reorganization financial statements of CannBioRx, CBR Pharma and 180 LP (collectively the accounting acquirees). The unaudited pro forma condensed combined financial information is presented as if the Reorganization had been completed on January 1, 2019 with respect to the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019. No 2020 pro forma condensed combined Reorganization financial statements are presented because the June 30, 2020 financial statements of 180, included elsewhere in this filing, represent the June 30, 2020 consolidated balance sheet of 180 and the 180 Subsidiaries following the July 16, 2019 Reorganization.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not necessarily indicative of the combined results of operations had the Reorganization occurred as of the date indicated, nor is it meant to be indicative of any anticipated combined future results of operations that the combined company will experience after the completion of the Reorganization.

We have accounted for the Reorganization using the acquisition method of accounting, in accordance with ASC 805. In accordance with ASC 805, we used our best estimates and assumptions to assign fair values to the tangible and intangible assets acquired and liabilities assumed at the acquisition date. Goodwill as of the acquisition date was measured as the excess of the purchase consideration over the fair value of the net tangible and identifiable intangible assets acquired.

Pro forma adjustments reflected in the pro forma condensed combined statements of income are based on items that are factually supportable, are directly attributable to the Reorganization, and are expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial information does not reflect the cost of any integration activities or benefits from the Reorganization, including potential synergies that may be generated in future periods.

Pro Forma Adjustments

The following pro forma adjustments give effect to the Reorganization.

Unaudited Pro Forma Condensed Combined Statement of Operations For The Year Ended December 31, 2019

Note A	Derived from the unaudited consolidated statement of operations of 180 for the year ended December 31, 2019 included elsewhere in this filing.

Note B	Derived from the unaudited statement of operations of CBR Pharma for the six months ended June 30, 2019 included elsewhere in this filing, as adjusted for the results from July 1, 2019 to July 16, 2019.

	Six Months Ended June 30, 2019	Period From July 1, 2019 through July 16, 2019	Period From January 1, 2019 through July 16, 2019
	CBR Pharma	CBR Pharma	CBR Pharma
Operating expenses (income):
Research and development	$578,216	$45,362	$623,578
General and administrative	2,100,806	183,221	2,284,027
Rental income - related parties	(182,616)	(4,072)	(186,688)
General and administrative - related parties	121,734	10,926	132,660

Loss from operations	(2,618,140)	(235,437)	(2,853,577)

Interest income	2,186	6	2,193
Interest income - related parties	2,170	-	2,170
Change in fair value of accrued issuable equity-related party	(11,249)	(18)	(11,267)

Net loss	$(2,625,033)	$(235,449)	$(2,860,481)

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Note C	Derived from the unaudited statement of operations of 180 LP for the six months ended June 30, 2019 included elsewhere in this filing, as adjusted for the results from July 1, 2019 to July 16, 2019.

	Six Months Ended June 30, 2019	Period From July 1, 2019 through July 16, 2019	Period From January 1, 2019 through July 16, 2019
	180 LP	180 LP	180 LP
Operating expenses:
Research and development	$246,260	$37,476	$283,736
General and administrative	824,265	58,583	882,848

Loss from operations	(1,070,525)	(96,059)	(1,166,584)

Other income - related party	340,968	66,683	407,651
Interest expense - related parties	(6,882)	(607)	(7,489)

Net loss	$(736,439)	$(29,983)	$(766,422)

Note D	Derived from the unaudited statement of operations of CannBioRx for the six months ended June 30, 2019 included elsewhere in this filing, as adjusted for the results from July 1, 2019 to July 16, 2019, as shown in the table below.

	Six Months Ended June 30, 2019	Period From July 1, 2019 through July 16, 2019	Period From January 1, 2019 through July 16, 2019
	CBR-LS	CBR-LS	CBR-LS
Operating expenses:
General and administrative	$1,050,000	$680,334	$1,730,334

Loss from operations	(1,050,000)	(680,334)	(1,730,334)

Net loss	$(1,050,000)	$(680,334)	$(1,730,334)

Pro Forma Adjustments:

Note E	a)	To eliminate $1,327,998 merger expenses.

	b)	To adjust the weighted average shares for the full year effect of the shares issued in the Reorganization, as if the Reorganization occurred on January 1, 2019. The weighted average shares outstanding used in the pro forma combined loss per share calculations reflect 62,621 shares of 180 common stock issued as consideration to the former stockholders of the accounting acquirees and 37,379 shares of 180 common stock issued to the former Katexco stockholders. The diluted loss per share data is calculated based on net loss divided by the weighted average dilutive shares outstanding.

	c)	To give effect to incremental amortization expense of $60,336 related to the technology licenses and a corresponding income tax benefit.

Note F	To eliminate intercompany activity between 180, CBR Pharma, 180 LP and CannBioRx.

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